Eaton Vance Tax-Managed Multi-Cap Opportunity Fund Supplement to Prospectus dated March 1, 2007

Effective July 1, 2007, the Fund will change its name to "Eaton Vance Tax-Managed Multi-Cap Growth Fund".

June 8, 2007	TMCOMBPS